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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 13, 1999


                              JABIL CIRCUIT, INC.
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             (Exact name of registrant as specified in its charter)


        Delaware                       0-21308                38-1886260
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(State or other jurisdiction   (Commission File Number)     (IRS Employer
 of incorporation)                                        Identification No.)


            10560 Ninth Street North, St. Petersburg, Florida 33716
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              (Address of principal executive offices)  (Zip Code)


Registrant's telephone number, including area code:  (727) 577-9749

                                      N/A
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         (Former name or former address, if changed since last report)
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (a) and (b) On September 28, 1999, the Registrant filed a report on Form 8-K with respect to the acquisition of all of the voting common stock of GET Manufacturing, Inc. At that time, the Registrant indicated that any financial statements required to be filed therewith relative to the acquisition would be filed no later than 60 days from the dated of that filing. By this amendment to such Form 8-K, the Registrant is amending Item 7 thereof to state that no such financial statements are required to be filed in connection with such acquisition.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 JABIL CIRCUIT, INC.
                                 (Registrant)



                                 By: /s/ Chris A. Lewis
                                     ------------------------------------------
                                     Chris A. Lewis, Chief Financial Officer

                                 Date:  November 29, 1999



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